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United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: October 18, 2002

BOEING CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	95-2564584	0-10795
(State or other jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)	(Commission File No.)

500 Naches Ave., SW, 3rd Floor    •    Renton, Washington 98055
(Address of principal executive offices)

(425) 393-2914
(Registrant's telephone number, including area code)

Item 5. Other Events

        This Current Report on Form 8-K is for the purpose of filing the press release of The Boeing Company, dated October 16, 2002, which contains information relating to Boeing Capital Corporation and which is set forth in Exhibit 99 hereto.

Item 7. Financial Statement and Exhibits

A.
Exhibits

        Exhibit 99          Press Release dated October 16, 2002

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Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Boeing Capital Corporation
By
/s/ STEVEN W. VOGEDING Steven W. Vogeding Vice President and Chief Financial Officer

October 18, 2002

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FORM 8-K
Item 5. Other Events
Item 7. Financial Statement and Exhibits
Signature